SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2004

NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2004-4

(Issuer with respect to Certificates)

NOVASTAR MORTGAGE FUNDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-114297	48-1195807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300 Kansas City, Missouri	64114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (816) 237-7000

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

In connection with the offering of NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-4, by NovaStar Mortgage Funding Trust, Series 2004-4, as to be described in the related Prospectus Supplement, certain “Computational Materials” within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the “Related Computational Materials”).

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibit 99.3 — Related Computational Materials (as defined in Item 8.01 above).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR MORTGAGE FUNDING CORPORATION

Registrant

By:	/s/ Matt Kaltenrieder
Name:	Matt Kaltenrieder
Title:	Vice President

Dated: November 5, 2004

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EXHIBIT INDEX

Exhibit No.	Description
99.3	Related Computational Materials (as defined in Item 8.01 above).